Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

The Board of Directors
B.V.R Systems (1998) Ltd.:

We consent to the incorporation by reference in the registration statements on Form S-8 (No. 333-125879 and 333-140937) of B.V.R Systems (1998) Ltd. of our report dated June 4, 2009, with respect to the consolidated balance sheets of B.V.R Systems (1998) Ltd. and subsidiaries (“the Company”), as of December 31, 2008 and 2007, and the related consolidated statements, of operations, recognized income and expenses and cash flows for the years then ended, which report appears in the December 31, 2008 annual report on Form 20-F of B.V.R Systems (1998) Ltd.

Our audit report refers to the Company’s election in 2008 to change its basis of accounting used in preparing its financial statements to be in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”). Consequently, the Company’s annual prior year financial statements for 2007, referred to above, are being now presented in accordance with IFRS.

/s/ Somekh Chaikin
Somekh Chaikin
Certified Public Accountants (lsr.)
Member Firm of KPMG International

Tel Aviv, Israel

June 4, 2009